Exhibit 10.5

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) is made as of the 29th day of December, 2011, between FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation (hereinafter called the “Borrower”), and FRANKLIN STREET PROPERTIES CORP., a Maryland corporation (hereinafter called the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender have entered into a Loan Agreement dated of even date herewith (hereinafter, together with any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements thereof and therefor, called the “Loan Agreement”), pursuant to which the Lender has agreed to make a loan to the Borrower in connection with commercial real estate located in the City of Minneapolis, County of Hennepin, State of Minnesota, legally described on Exhibit A attached hereto and hereby made a part hereof (hereinafter called “Land”);

WHEREAS, in accordance with the Loan Agreement, the Borrower has executed and delivered to the Lender its Promissory Note, dated of even date herewith, in the principal face amount of $106,200,000.00 (hereinafter, together with any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements thereof and therefor, called the “Note”);

WHEREAS, to secure payment and performance of the obligations of the Borrower under the Loan Agreement and the Note, the Borrower has executed and delivered to the Lender a Combination Mortgage, Security Agreement and Fixture Financing Statement of even date herewith (hereinafter, together with any extensions, amendments, renewals, supplements, modifications, substitutions, restatements and replacements thereof and therefor, called the “Mortgage”), covering, inter alia, the Land and the buildings and improvements and certain furniture, fixtures, furnishings, equipment, machinery and personal property owned by the Borrower now or hereafter located thereon (hereinafter collectively called the “Mortgaged Premises”); and

WHEREAS, the Lender, as a condition to making the loan evidenced by the Note and the Loan Agreement (hereinafter called the “Loan”), has required the execution of this Assignment.

NOW THEREFORE, In consideration of the premises, and in further consideration of the sum of One Dollar ($1.00) paid by the Lender to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the Borrower does hereby grant, transfer, set over, assign and deliver to the Lender all of the Borrower’s right, title and interest in, to and under all leases, subleases, licenses, concessions, tenancies, management agreements, operating agreements and any other agreements creating the right of possession or the right of use without a transfer of title, whether written or oral, now or hereafter existing, and covering all or any part of the Mortgaged Premises, together with any and all security deposits made thereunder, all extensions, amendments, modifications, supplements, renewals and replacements of any thereof, and any guaranties of and other security for the lessee’s, sublessee’s, licensee’s, concessionaire’s, tenant’s, user’s, manager’s or operator’s (hereinafter collectively called “Lessees”) obligations under any thereof, each of said leases, subleases, licenses, concessions, tenancies and agreements now existing and hereafter executed or entered, together with all such deposits, extensions, amendments, modifications, renewals, replacements, guaranties and security, being hereinafter collectively referred to as the “Leases”. In addition to the foregoing, the Borrower does further hereby grant, transfer, set over and assign to the Lender, and does hereby relinquish to the Lender, all of the Borrower’s right to collect and enjoy, all of the rents, income, revenues, royalties, issues and profits, including, without limitation, all amounts payable to the Borrower on account of maintenance, repairs, taxes, insurance, utilities, operating expenses, and common area or other charges by any party to any Lease other than the Borrower, and all amounts paid in compromise or for cancellation of any Lease by any party thereto other than the Borrower, now or hereafter accruing or owing under or from Leases or otherwise from the Mortgaged Premises or any part thereof, whether accruing before or after foreclosure of the Mortgage or during any period of redemption therefrom (hereinafter collectively called “Rentals”). All of said Leases and Rentals are being hereby granted, transferred, set over and assigned for the purpose of securing:

(1)	Payment of all indebtedness evidenced by the Note and the Loan Agreement (including any amendments, extensions, renewals, supplements, restatements or replacements thereof), of all other sums secured by the Mortgage and of all sums payable by the Borrower hereunder; and
(2)	Performance and discharge of each and every obligation, covenant and agreement of the Borrower contained herein, in the Note, in the Mortgage, in the Loan Agreement and in any other instrument which secures or refers to the Note.

A.     To protect the security of this Assignment, the Borrower covenants and agrees as follows:

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1.     The Borrower agrees to promptly, faithfully and diligently observe, perform and discharge each and every term, condition, obligation, covenant and agreement which the Borrower is now, or hereafter becomes, liable to observe, perform or discharge under the Note, the Mortgage, the Loan Agreement and the Leases; and at the sole cost and expense of the Borrower, to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the Lessees under the Leases.

2.     The Borrower shall, at the Borrower’s sole cost and expense, appear in and defend any dispute, action or proceeding arising under, growing out of or in any manner connected with or affecting any of the Leases or the obligations, duties or liabilities of the Borrower or any Lessee thereunder, and shall pay all costs and expenses of the Lender, including attorneys’ fees (prior to trial, at trial and on appeal), in connection with any such dispute, action or proceeding in which the Lender may appear or with respect to which it may otherwise incur costs or expenses, whether or not the Lender prevails therein.

3.     Should the Borrower fail to make any payment or to do any act as herein provided, then the Lender may, but without obligation to do so, without notice or demand to or upon the Borrower, and without releasing the Borrower from any obligation hereunder, make or do the same in such manner and to such extent as the Lender may deem necessary or desirable to protect the security hereof, including specifically, without limiting its general powers, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of the Lender hereunder, and observing, performing and discharging all or any of the obligations, covenants and agreements of the Borrower in the Leases contained. In exercising any such powers, the Lender may pay its costs and expenses, employ counsel and incur and pay attorneys’ fees (prior to trial, at trial and on appeal). The Borrower hereby grants to the Lender an irrevocable power of attorney, coupled with an interest, to perform all of the acts and things provided for in this section and in section C.2 hereof as the Borrower’s agent and in the Borrower’s name.

4.     The Borrower agrees to reimburse the Lender immediately, upon demand, for all sums expended by the Lender under the authority hereof, together with interest thereon at the Default Rate specified in the Loan Agreement from the date expended, and the same shall be added to the indebtedness evidenced by the Note and shall be secured hereby and by the Mortgage.

5.     Until the indebtedness secured hereby shall have been paid in full, to assign to the Lender any and all subsequent Leases upon all or any part of the Mortgaged Premises upon the same or substantially the same terms and conditions as are herein contained, and to make, execute and deliver to the Lender, upon demand, any and all instruments that may be necessary or desirable therefor or to otherwise effectuate the terms of this Assignment. The terms and conditions of this Assignment shall, however, apply to any such subsequent Leases, whether or not such instruments are executed or delivered by the Borrower.

6.     Intentionally Deleted.

7.     Intentionally Deleted.

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8.     Each Lease shall remain in full force and effect despite any merger of the interest of the Borrower and any Lessee thereunder; the Borrower shall not transfer fee title to the Mortgaged Premises to any Lessee, without the prior written consent of the Lender; and no such transfer shall relieve the Borrower of any liability to the Lender, unless the Lender specifically agrees otherwise in writing.

9.     The Borrower shall deliver to the Lender, promptly upon receipt of a written request therefor from the Lender, a duly executed tenant estoppel certificate from any Lessee, in the Lender’s form.

10.     The Borrower shall deliver to the Lender, promptly upon receipt of a written request therefor from the Lender, all security deposits held by the Borrower pursuant to the terms of the Leases, which the Lender shall then hold and disburse in accordance with the terms of the Leases.

B.     The Borrower hereby covenants and represents and warrants to the Lender that:

1.     The Borrower has good right and lawful authority to grant, transfer, set over and assign, and, other than the Mortgage, has not executed any prior unreleased assignment, alienation, pledge, encumbrance, or transfer of, its rights, title and interest in, to and under the Leases and to and in the Rentals, or otherwise encumbered the same.

2.     The Borrower has not performed or committed any act or executed any instrument, and is not bound by any law, statute, regulation, order, mortgage, indenture, contract or agreement, which might prevent the Lender from operating under any of the terms and conditions hereof, or which would limit the Lender in such operation, or which would imperil the Lender’s first and prior interest in the Leases and Rentals hereby assigned.

3.     No Rental has been or will be paid by any Lessee, nor has been or will be collected or accepted by the Borrower, under any Lease for more than one (1) month in advance, and the payment of none of the Rentals to accrue for any portion of the Mortgaged Premises has been or will be in any other manner anticipated, waived, released, excused, reduced, discounted, or otherwise discharged, altered or compromised by the Borrower.

4.     The Borrower shall not execute or agree to, and shall not permit to occur by operation of law any other assignment, alienation, pledge, encumbrance or transfer of any of its rights, title or interest in, to or under the Leases or the Rentals, without the Lender’s prior written consent.

5.     All Leases which have been executed on or before the date hereof are in full force and effect, and there is no default now existing under any Lease, nor has any event occurred which, with the passage of time and/or the giving of notice, would constitute a default under any Lease.

6.     The Borrower shall not permit any of the Leases to become subordinate to any lien other than the liens hereof and of the Mortgage.

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C.     It is mutually agreed that:

1.     This is a present, absolute, effective, irrevocable and completed assignment by the Borrower to the Lender of the Leases and the Rentals and of the right to collect and apply the same, which is not contingent upon the Lender being in possession of the Mortgaged Premises. However, so long as there exists no event of default under the Note, under the Mortgage, under the Loan Agreement or under any other instrument which secures or refers to the Note (herein called “Other Security Instrument”), and no default exists in the performance of any obligation, covenant or agreement herein contained which is not cured within the cure period, after notice, provided for the cure of such default by the Loan Agreement, if any (herein called an “event of default”), the Borrower shall have a conditional opportunity to collect, but not more than one (1) month in advance, all Rentals, in trust for the Lender, and to use the same for payment of Impositions (as that term is defined in the Mortgage), insurance premiums which the Borrower is required to pay under and pursuant to the Mortgage, all other costs and expenses which the Borrower is required to pay under and pursuant to the Note, to the Mortgage, to the Loan Agreement and to this Assignment, and the indebtedness secured hereby, as and when due, before using said Rentals for any other purpose, and the excess only shall be the Borrower’s absolute property.

2.     Upon or at any time after the occurrence of an event of default hereunder, under the Note, under the Mortgage, under the Loan Agreement or under any Other Security Instrument, or if any representation or warranty made by the Borrower to the Lender in connection with the Loan is untrue in any material respect, the Lender may, at its option, but without obligation to do so, without notice to or consent of the Borrower, either in person or by agent, without regard for the adequacy of the security for the indebtedness secured hereby, the commission of waste or the solvency of the Borrower, with or without bringing any action or proceeding, or by a receiver or trustee to be appointed by a court, enter upon, take possession of, maintain, manage and operate the Mortgaged Premises, make, execute, enforce, modify, alter, cancel and accept the surrender of Leases (whether or not the same extend beyond the term of the Mortgage), obtain or evict tenants, fix or modify Rentals, refund and collect security deposits, and do any acts which the Lender deems proper to protect the security hereof, and either with or without taking possession of the Mortgaged Premises, in its own name or in the name of the Borrower, sue for or otherwise demand, collect, receive, and give receipts for all Rentals, and apply the same upon the costs of collection thereof, including the fees and costs of agents and attorneys employed by the Lender; upon the costs of managing, operating and leasing the Mortgaged Premises, including Impositions, insurance, maintenance, repairs, improvements (including but not limited to tenant improvements), the fees of professional managing agents, architects, engineers and appraisers, license and permit fees, leasing fees and commissions, and the Lender’s out-of-pocket expenses; and upon any indebtedness secured hereby, in such order as the Lender may determine, subject to applicable statutory requirements, if any, and to the requirements of Section 1.14 of the Mortgage. The Lender or such a receiver or trustee shall be entitled to remain in possession of the Mortgaged Premises and to collect the Rentals throughout any statutory period of redemption from a foreclosure sale. The entering upon and taking possession of the Mortgaged Premises, the collection of the Rentals and the application thereof as aforesaid shall not cure or waive any event of default or waive, modify or affect any notice of default under the Note, under the Mortgage, under the Loan Agreement, under any Other Security Instrument or hereunder, or invalidate any act done pursuant to such event of default or

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notice of default. The Lender may, without entering into possession or pursuing any other remedy as provided in this section or at law or in equity, or in conjunction with such possession or pursuit of other remedy, give notice to any or all Lessees authorizing and directing said Lessees to pay Rentals directly to the Lender. If a Lessee receives such a notice, the Borrower hereby directs such Lessee to make payment pursuant thereto, and it shall be conclusively presumed, as between the Borrower and such Lessee, that the Lessee is obligated and entitled to make such payment to the Lender, and that such payment constitutes payment of Rentals under the Lease in question. Such notice may be given either in the Lender’s or in the Borrower’s name. The Borrower shall in every way facilitate the payment of Rentals to the Lender, when the Lender has the right to receive the same hereunder. The Lender shall be accountable only for Rentals actually collected hereunder and not for the rental value of the Mortgaged Premises. The Lender shall not be liable for any security deposit made by any Lessee unless and until the Lender comes into actual, physical possession and control thereof. Failure of the Lender to collect, or discontinuance by the Lender from collecting, at any time, and from time to time, any Rentals, shall not in any manner affect the rights of the Lender to thereafter collect the same.

3.     The Lender shall have the right, under this Assignment, to take possession of and use, without rental or charge, any fixtures, equipment, furniture, appliances, personal property, books of account and records of the Borrower or its agents located in or constituting a part of the Mortgaged Premises in connection with the Lender’s occupancy, management and operation of the Mortgaged Premises. The Lender shall be deemed to be the creditor of any Lessee in respect of any assignment for the benefit of creditors and any bankruptcy, arrangement, reorganization, insolvency, dissolution, receivership or other debtor-relief proceeding affecting such Lessee; provided, however, that the Lender shall not be obligated to file timely claims in such proceedings or to otherwise pursue any creditor’s rights therein.

4.     The Lender shall not be deemed to be a partner of, or a joint venturer with, the Borrower with respect to the Mortgaged Premises or to be a participant of any kind in the management or operation of the Mortgaged Premises. The Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Lease, or with respect to the Mortgaged Premises or the inspection, maintenance or repair thereof, under or by reason of this Assignment, and the Borrower shall and does hereby agree to defend and indemnify the Lender against, and to hold it harmless from, any and all liability, loss or damage which the Lender may or might incur under the Leases, by reason of any death, personal injury or property damage occurring on or about the Mortgaged Premises, or otherwise under or by reason of this Assignment and against and from any and all claims and demands whatsoever which may be asserted against the Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease, or by reason of any such death, personal injury or property damage. Should the Lender incur any such liability, loss or damage under any Lease, by reason of any such death, personal injury or property damage, or under or by reason of this Assignment, or as a result of or in defending against any such claims or demands, the amount thereof, including costs, expenses and attorneys’ fees (including such costs, expenses and fees prior to trial, at trial and on appeal), together with interest thereon at the Default Rate specified in the Loan Agreement from the date incurred, shall be secured hereby and by the Mortgage, and the Borrower shall reimburse the Lender therefor immediately upon demand. Neither this Assignment, nor the exercise by the Lender of its rights hereunder, shall be deemed to constitute the Lender a mortgagee in possession of the Mortgaged Premises, unless the Lender elects in writing to be so constituted.

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5.     If any event of default shall occur under the Note, under the Mortgage, under the Loan Agreement, under any Other Security Instrument or hereunder, or if any representation or warranty made by the Borrower to the Lender in connection with the loan evidenced by the Note is untrue in any material respect, then the Lender may, at its option, declare all sums secured hereby immediately due and payable, and, in addition to making available to the Lender any remedies for default herein set forth, such event of default or breach of representation or warranty shall, at the Lender’s sole option, constitute and be deemed to be an event of default under the Mortgage, entitling the Lender to every and all rights and remedies therein contained, in addition to those rights and remedies herein set forth, without regard to the adequacy of security for the indebtedness secured hereby, the commission of waste or the insolvency of the Borrower.

6.     Upon the payment in full of all indebtedness secured hereby, as evidenced by the recording or filing of any instrument of satisfaction or full release of the Mortgage, unless there shall have been recorded another mortgage in favor of the Lender covering all or any portion of the Mortgaged Premises, this Assignment shall become and be void and of no further effect.

7.     All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and they are intended to be limited to the extent necessary so that they will not render this Assignment invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Assignment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the other terms hereof shall be in no way affected thereby. The Lender shall be entitled to all rights and remedies available hereunder, under the Note, under the Mortgage, under the Loan Agreement, under any Other Security Instrument, at law, in equity or under statute now and/or at the time of exercise thereof, even though such rights and remedies were not available on the date first above written, and all such rights and remedies may be exercised at any time and from time to time concurrently, separately, successively and in any order of preference, at the Lender’s sole discretion.

8.     The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns of the Borrower and the Lender; provided, however, that nothing in this section is intended to be or shall be construed as a waiver of the rights of the Lender under Section 1.13 of the Mortgage.

9.     This Assignment is given as security in addition to the security of the Mortgage, and not as part of the security of the Mortgage. All rights and remedies herein conferred may be exercised whether or not foreclosure proceedings are pending under the Mortgage and during any statutory period of redemption. The Lender shall not be required to resort first to the security of this Assignment or of the Mortgage before resorting to the security of the other, and the Lender may exercise the security hereof and of the Mortgage concurrently or independently and in any order of preference, all rights and remedies of the Lender set forth

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herein, in the Note, in the Mortgage, in the Loan Agreement, in the Other Security Instruments, at law, in equity, under statute and by contract being cumulative. No failure by the Lender to avail itself of any of the terms, covenants or conditions of this Assignment for any period of time shall be deemed to constitute a waiver thereof. The Lender shall have the right to assign the Borrower’s rights, title and interests in, to and under any Leases and in and to the Rentals to any other or subsequent holder of the Note or any participant therein, or to any person, party or entity which acquires title to the Mortgaged Premises through foreclosure or otherwise, and any such assignees shall have all of the rights, remedies and powers provided to the Lender herein. All words and phrases used herein shall be construed to include the singular or plural number and the masculine, feminine or neuter gender, as may be appropriate under the circumstances.

10.     All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing, shall be given or served in any manner provided for the giving or service of notices in the Loan Agreement, and shall be deemed given or served as and when specified in the Loan Agreement, if addressed as follows:

If to the Borrower:	FSP 50 SOUTH TENTH STREET CORP.
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880
Attention: General Counsel

If to the Lender:	FRANKLIN STREET PROPERTIES CORP.
401 Edgewater Place, Suite 200
Wakefield, Massachusetts 01880
Attention: General Counsel

Each party hereto may change its above-stated address from time to time to another address in the United States of America by serving written notice of the change upon the other party hereto as above provided at least ten (10) days prior to the effective date of said change.

11.     This Assignment, and the interpretation and enforcement thereof, shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof.

12.    The provisions of Section I.11 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force and effect as if fully set forth herein.

13.    THE BORROWER, BY EXECUTION HEREOF, AND THE LENDER, BY ACCEPTANCE HEREOF, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS ASSIGNMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Borrower has caused this Assignment to be duly executed as of the day and year first above written.

FSP 50 SOUTH TENTH STREET CORP.,
a Delaware corporation

By: /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower

COMMONWEALTH OF MASSACHUSETTS	)
) ss.
COUNTY OF MIDDLESEX	)

The foregoing instrument was acknowledged before me this 22nd day of December, 2011, by George J. Carter, the President of FSP 50 SOUTH TENTH STREET CORP., a corporation under the laws of the State of Delaware, on behalf of said corporation.

/s/ Judy E. Forester

Notary Public

This Instrument Was Drafted By, and

after recording return to:

DORSEY & WHITNEY LLP (avd)

50 South Sixth Street, Suite 1500

Minneapolis, Minnesota 55402

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EXHIBIT A

LEGAL DESCRIPTION

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee's interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee's interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 as limited and affected by Limited Assignment of Right of First Offer (Parking Garage Parcel) dated August 29, 2001, filed October 16, 2001, as Document No. 3446934 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022 and for which the optionee’s interest was assigned to FSP 50 South Tenth Street Corp. a Delaware corporation by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated November 8, 2006, filed November 9, 2006, as Document No. 4325223.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of the Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930 and as amended by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006, as Document No. 4325224. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with an undivided 50% interest of fee simple ownership, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

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